SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Funds Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS May 15, 2018

WELLS FARGO FUNDS TRUST, on behalf of the following series:

Wells Fargo Small Cap Opportunities Fund
(the "Fund")

200 Berkeley Street, Boston, Massachusetts 02116

TO THE SHAREHOLDERS OF THE FUND

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fund will be held on May 15, 2018 at 1:00 p.m. Eastern time, at 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116. With respect to the Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new investment sub-advisory agreement with Wells Capital Management Incorporated; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 2, 2018 will be entitled to vote at the Meeting or any adjournments thereof to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting or any adjournments thereof, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting or any adjournments thereof can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

C. DAVID MESSMAN
Secretary

March 13, 2018

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") for a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Small Cap Opportunities Fund (the "Fund") to be held at 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, on May 15, 2018 at 1:00 p.m. Eastern time. If you wish to participate in the Meeting or any adjournments thereof, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting or any adjournments thereof in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting or any adjournments thereof in person, please call (800) 714-3306 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about March 13, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2018:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

Proxy Solicitation

At a meeting held February 27-28, 2018 (the "Board Meeting"), the Board approved Wells Capital Management Incorporated ("Wells Capital Management") as sub-adviser to the Fund, replacing Schroder Investment Management North America, Inc. (the "Prior Sub-Adviser").

Shareholders in the Fund are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement) among the Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC ("Funds Management"), the investment manager to the Fund, and Wells Capital Management so that Wells Capital Management may serve as sub-adviser to the Fund.

Holders of shares (the "Shares") of the Fund at the close of business on March 2, 2018 (the "Shareholders") may vote on the matters set forth in the accompanying notice. Shareholders of the Fund vote separately on the matters set forth in such notice. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the New Sub-Advisory Agreement. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust's Amended and Restated Declaration of Trust provides that the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposal). Votes may be cast IN FAVOR OF or AGAINST the proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against the proposal.

The approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Any adjournment may be held within a reasonable time without further notice. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker nonvotes in order to avoid the need for solicitation of additional votes in favor of a proposal.

Funds Management or one of its affiliates will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, LLC, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $11,291 with respect to the proposals covered by this proxy statement. This fee will not be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on March 2, 2018 are entitled to vote at the Meeting or any adjournments thereof to the extent set forth in this proxy statement. As of March 2, 2018, the Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Small Cap Opportunities Fund
Administrator Class
Institutional Class
Class R6

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding Shares of any class of the Fund as of March 2, 2018.

As of March 2, 2018, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of the Fund and less than 1% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Funds Management, the Fund's investment manager. Additionally, as of March 2, 2018, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of Wells Capital Management.

APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED (PROPOSAL)

Wells Capital Management is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

Comparison of the New Sub-Advisory Agreement to the Current Sub-Advisory Agreement

At the Board Meeting, the Board of the Trust, of which the Fund is a series, approved the New Sub-Advisory Agreement with Wells Capital Management on behalf of the Fund, subject to approval by the shareholders of the Fund.

The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the current sub-advisory agreement with the Prior Sub-Adviser (the "Current Sub-Advisory Agreement"). Under the terms of the New Sub-Advisory Agreement, Wells Capital Management would remain responsible, subject to the direction and control of Funds Management and the Board, for investing and reinvesting the Fund's assets in a manner consistent with the Amended and Restated Declaration of Trust of the Trust, ( a "Declaration of Trust"), registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Wells Capital Management would have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

For providing these services under the New Sub-Advisory Agreement, Wells Capital Management would be entitled to receive a sub-advisory fee based on the Fund's average daily net asset value, calculated and paid monthly by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

Aggregate Average Daily Net Assets	Fee
Small Cap Opportunities Fund
First $100 million	0.350%
Next $200 million	0.300%
Over $300 million	0.250%

Funds Management would be solely responsible for paying these fees out of the fees Funds Management receives from the Fund.

The proposed sub-advisory fee rates under the New Sub-Advisory Agreement are lower than those currently charged under the Current Sub-Advisory Agreement.

A comparison of the terms of the New Sub-Advisory Agreement to the terms of the Current Sub-Advisory Agreement follows below. A form of the New Sub-Advisory Agreement with Wells Capital Management is attached as Exhibit B to this proxy statement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, Wells Capital Management would be responsible for providing additional services related to the continuous investment program for the Fund, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). Like the reporting obligations imposed on the Prior Sub-Adviser under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement requires Wells Capital Management to report to the Board following the close of each calendar quarter regarding the investment performance of the Fund since the prior report, as well as important developments affecting the Trust, the Fund, or Wells Capital Management. On its own initiative, Wells Capital Management will also provide the Board from time to time with such other information as Wells Capital Management believes appropriate. In addition, the New Sub-Advisory Agreement requires that Wells Capital Management furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund, on Wells Capital Management's own initiative or upon reasonable request by the Board or Funds Management, which is the same information that the Prior Sub-Adviser is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, Wells Capital Management may from time to time employ or associate with such persons as it believes to be appropriate or necessary to assist in the execution of Wells Capital Management's duties. In addition, Wells Capital Management shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

As with the Current Sub-Advisory Agreement, except for expenses incurred by Wells Capital Management, the Fund is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to the Board and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders or interest holders; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders or interest holders.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would require Wells Capital Management to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to Wells Capital Management; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust, as it may be amended and supplemented from time to time; the provisions of the relevant Declaration of Trust as they may be amended from time to time; the applicable provisions of the Internal Revenue Code of 1986, as amended, and any rules or regulations adopted thereunder; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by Wells Capital Management as described herein.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, when entering into a securities transaction, Wells Capital Management is prohibited from consulting with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo, or an affiliated person of such sub-adviser concerning transactions in securities or other assets for the Fund. In addition, Wells Capital Management is not responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of the Fund but will provide assistance as reasonably requested by Funds Management. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Wells Capital Management shall only be liable for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations, and will be indemnified and held harmless by the Fund, and Funds Management for all other losses.

If approved by the Shareholders, the New Sub-Advisory Agreement would continue in effect from year to year for the Fund, provided that the continuation of the New Sub-Advisory Agreement is approved at least annually in accordance with the 1940 Act. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding securities, or by Funds Management or Wells Capital Management, on 60 days' written notice to the other parties. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its "assignment" as defined in the 1940 Act.

If the New Sub-Advisory Agreement is not approved by Shareholders of the Fund, the Fund will continue to operate in the same manner as it currently does while the Board considers an appropriate course of action.

With respect to the Fund, the Current Sub-Advisory Agreement, dated as of March 1, 2001, was last approved by the Board on May 16-17, 2017, with Schedule A thereto last approved by the Board on May 1, 2003 and was last approved by shareholders of the Fund on ____.

Changes to Name, Investment Strategy and Portfolio Management

If the New Sub-Advisory Agreement is approved by Shareholders, the Fund's name will be changed to Wells Fargo Disciplined Small Cap Fund.

Additionally, if the New Sub-Advisory Agreement is approved by Shareholders, the Fund will employ the same principal investment strategy to invest at least 80% of its net assets in equity securities of small capitalization companies.

However, the Fund will use the following security selection process:

Wells Capital Management will employ a risk controlled investment approach in seeking to construct a broadly diversified portfolio of companies with characteristics similar to the Russell 2000 Index and a superior valuation and earnings profile. Wells Capital Management's research, which utilizes a combination of quantitative methods and fundamental analysis, identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company's relative valuation, operational and financial performance, and stock price behavior. Wells Capital Management's approach seeks to achieve positive excess returns relative to the Russell 2000 Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. Wells Capital Management regularly reviews the investments of the portfolio and may sell a portfolio holding when, among other reasons, Wells Capital Management believes there is deterioration in the underlying fundamentals of the business, or Wells Capital Management has identified a more attractive investment opportunity.

If the New Sub-Advisory Agreement is approved by Shareholders, the following portfolio managers will be primarily responsible for the day-to-day management of the Fund.

Justin P. Carr, CFA, Mr. Carr joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as Portfolio Manager and Analyst.

Greg W. Golden, CFA, Mr. Golden joined Wells Capital Management or one of its predecessor firms 2017, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, he served as a founding partner and president of Golden Capital Management, LLC.

Robert M. Wicentowski, CFA, Mr. Wicentowski joined Wells Capital Management or one of its predecessor firms in 2016, where he currently serves as a Portfolio Manager and Analyst. Prior to joining Wells Capital Management, he served as a Manager of Portfolio Research at WBI Investments, LLC. Prior to WBI Investments, Mr. Wicentowski served as a Senior Global Strategist for the Options Strategy Group for Wells Fargo Bank, N.A.

Board Consideration of New Sub-Advisory Agreement

Under the 1940 Act, the Board of the Trust must determine whether to approve the sub-advisory agreements for any fund of the Trust. In this regard, at the Board Meeting, the Board, all the members of which have no direct or indirect interest in the New Sub-Advisory Agreement and are not "interested persons" of the Trust, as such term is defined in the 1940 Act (the "Independent Trustees"), reviewed and unanimously approved the New Sub-Advisory Agreement among Funds Management, Wells Capital Management, and the Trust, on behalf of the Fund.

At the Board Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Wells Capital Management as sub-adviser to the Fund and the approval of the New Sub-Advisory Agreement. Prior to the Board Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately. The Board noted that, if approved by Fund shareholders, the New Sub-Advisory Agreement would replace the Current Sub-Advisory Agreement for the Fund with the Prior Sub-Adviser.

The Board's decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In this regard, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Board evaluated information provided to it with respect to the Fund as it considered appropriate. In considering these matters, the Board considered not only the specific information presented in connection with the Board Meeting, but also the knowledge gained over time through interactions with Wells Capital Management with respect to other funds in the Wells Fargo Fund family.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval, and determined that the compensation payable by Funds Management to Wells Capital Management under the New Sub-Advisory Agreement is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in approving the New Sub-Advisory Agreement. The Board unanimously recommends that shareholders of the Fund approve the New Sub-Advisory Agreement with Wells Capital Management.

Nature, Extent and Quality of Services. The Board received and considered various data and information that it believed necessary to evaluate the nature, extent and quality of services provided to the Fund by the Prior Sub-Adviser under the Current Sub-Advisory Agreement and proposed to be provided to the Fund by Wells Capital Management under the New Sub-Advisory Agreement.

The Board noted that it received and considered information regarding the nature, quality and extent of services provided to the Fund by the Prior Sub-Adviser in connection with the 2017 contract renewal process, as well as through regular quarterly updates on investment performance over the past year.

The Board noted that the nature and extent of services under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement were substantially similar, in that the Prior Sub-Adviser was, and Wells Capital Management would be, required to provide day-to-day portfolio management services for the assets of the Fund and comply with all policies of the Trust and applicable laws, rules and regulations. With respect to quality of services, the Board reviewed and analyzed materials on Wells Capital Management and considered information about the background and experience of the senior management and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are expected to be primarily responsible for day-to-day portfolio management services furnished to the Fund. In particular, the Board received information regarding Wells Capital Management's portfolio management team members, including years of experience in the money management industry. The Board also received and considered information about the proposed change in investment strategy for the Fund, and the costs that would be incurred in connection with transitioning the Fund to new investment strategy. The Board further considered the compliance program of Wells Capital Management.

The Board took into account the information described above, in addition to other information the Board received and discussions the Board had with Funds Management and Wells Capital Management about the services that would be provided by Wells Capital Management to the Fund, in deciding to approve the New Sub-Advisory Agreement.

Performance. The Board noted that it has reviewed the investment performance of the Fund over the course of the engagement of the Prior Sub-Adviser. The Board received and considered information about the Fund's performance over various time periods in comparison to the investment performance of a composite of accounts managed by Wells Capital Management that followed the same investment strategy as the proposed new investment strategy of the Fund. The Board also compared such composite performance data to the Fund's peer group. The Board noted the limitations inherent in such composite performance data.

Sub-Advisory Fee Rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Funds Management to Wells Capital Management for investment sub-advisory services under the New Sub-Advisory Agreement. The Board noted that the contractual investment sub-advisory fee rate that would be payable by Funds Management to Wells Capital Management under the New Sub-Advisory Agreement is lower than the contractual investment sub-advisory fee rate that Funds Management pays the Prior Sub-Adviser under the Current Sub-Advisory Agreement. The Board also accepted and approved Funds Management's proposal to reduce the contractual management fees paid by the Fund to Funds Management, which will allow Fund shareholders to benefit from the sub-advisory fee rate reduction. The Board also noted that Funds Management would reduce the net operating expense ratio caps for each share class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Wells Capital Management by Funds Management under the New Sub-Advisory Agreement is reasonable.

Profitability. The Board did not receive or consider separate profitability information with respect to Wells Capital Management in connection with its approval of the New Sub-Advisory Agreement, although it noted that the Fund's sub-adviser would be changed from the Prior Sub-Adviser, an investment manager unaffiliated with Funds Management, to Wells Capital Management, an investment manager affiliated with Funds Management, and that sub-advisory fees would no longer be paid by Funds Management to a third party. The Board also noted that in connection with the Board's annual approval of the Current Sub-Advisory Agreement in 2017, the Board had received and considered information concerning the profitability of Wells Fargo as a whole from providing services to the Fund and the Wells Fargo Fund family. The Board noted that Wells Capital Management's profitability was subsumed within the profitability information provided to the Board for Wells Fargo and its affiliates that provide services to the Wells Fargo Fund family.

Economies of Scale. The Board did not review specific information regarding possible economies of scale with respect to the management of the Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board accepted and approved Funds Management's proposal to reduce the contractual management fee schedule for the Fund, which includes breakpoints that operate generally to reduce the effective management fee rate of the Fund as it grows in size. The Board also noted that Funds Management would reduce the net operating expense ratio caps for each share class. The Board also noted that management fee breakpoints and expense reimbursement arrangements are means of sharing potential economies of scale with Fund shareholders. The Board also considered that it reviews information regarding potential economies of scale in connection with the Board's annual approval of the Fund's investment management agreement with Funds Management, and may do so more frequently as appropriate.

Other Benefits to Wells Capital Management. The Board considered potential "fall-out" or ancillary benefits to be received by Wells Capital Management as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund, soft dollar credits earned and utilized by Wells Capital Management, fees earned by Wells Capital Management from managing a private investment vehicle for the fund family's securities lending collateral, commissions earned by an affiliated broker from portfolio transactions, and benefits potentially derived from an increase in Wells Capital Management's business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Wells Capital Management were unreasonable.

Conclusion. At the Board Meeting, after considering the above-described factors and based on its deliberations and evaluations of the information described above, the Board unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval, and determined that the compensation payable to Wells Capital Management under the New Sub-Advisory Agreement is reasonable. The Board unanimously recommends that shareholders of the Fund approve the New Sub-Advisory Agreement with Wells Capital Management.

Principal Executive Officers and Directors of Wells Capital Management

Wells Capital Management is an SEC registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

The name and principal occupation of Wells Capital Management's principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, CA 94105.

  Kirk Hartman, President, Chief Investment Officer

  Sallie Squire, Executive Vice President, Chief Administrative Officer

  Karen Norton, Senior Vice President, Chief Operating Director

  Francis Baranko, Senior Vice President, Chief Equity Officer

  Siobhan Foy, Senior Vice President, Chief Compliance Officer

Other Similar Funds Managed by Wells Capital Management

Wells Capital Management provides investment sub-advisory services for the following similar fund.

	Small Cap Opportunities Fund (Current)	Small Cap Core Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Net Assets as of 12/31	$294,642,982	$74,932,556
Management Fee Rate	Assets Fee First $500M 0.850% Next $500M 0.825% Next $1B 0.800% Next $1B 0.775% Next $1B 0.750% Next $1B 0.730% Next $5B 0.720% Over $10B 0.710%	Assets Fee First $500M 0.850% Next $500M 0.825% Next $1B 0.800% Next $1B 0.775% Next $1B 0.750% Next $1B 0.730% Next $5B 0.720% Over $10B 0.710%
Sub-Advisory Fee Rate	Assets Fee First $275M 0.500% Over $275M 0.450%	Assets Fee First $200M 0.550% Next $300M 0.500% Over $500M 0.450%

Service Providers To The Trust

Investment Manager and Class-Level Administrator. Funds Management currently serves as the investment manager and class-level administrator for the Fund.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Funds Management for the most recent fiscal year.

	Advisory Fees Paid	Advisory Fees Waived
Small Cap Opportunities Fund	$2,166,550	$232,942

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Funds Management for the most recent fiscal year.

	Administrative Service Fees Paid	Administrative Service Fees Waived
Small Cap Opportunities Fund	$366,969	$0

Under the Current Sub-Advisory Agreement, the Fund paid the Prior Sub-Adviser a fee at an annual rate as follows:

Fund	Fee
Small Cap Opportunities Fund	First $275M Over $275M	0.500% 0.450%

Below are the aggregate sub-advisory fees paid to the Prior Sub-Adviser for the most recent fiscal year. These fees are paid by Funds Management out of the fees it receives as investment manager of the Fund.

Sub-Advisory Fees Paid
Small Cap Opportunities Fund	$1,396,749

Brokerage Commissions. For the latest fiscal year, the Fund paid the following aggregate amount of brokerage commissions on brokerage transactions.

	Total Paid to All Brokers	Total Paid to Wells Fargo Clearing Services, LLC
Small Cap Opportunities Fund	$107,855	$0

Commissions Paid to Brokers that Provide Research Services. For the latest fiscal year, the Fund paid the following commissions to brokers that provided research services, based on the total stated amount of transactions.

	Commissions Paid	Transactions Value
Small Cap Opportunities Fund	$220,643	$264,345,140

Principal Underwriter/Distributor. Wells Fargo Funds Distributor, LLC ("Funds Distributor") serves as the distributor and principal underwriter of the Fund.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year:

	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Small Cap Opportunities Fund	$0	$0

Other Business

As of the date of this proxy statement, neither the Fund's officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR THE PROPOSAL

With respect to the Fund, approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Annual and Semi-Annual Reports

The Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals

The Fund is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of the Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

C. DAVID MESSMAN
Secretary

March 13, 2018

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, our proxy solicitor, at 800-714-3306 (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of March 2, 2018, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Small Cap Opportunities Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator
Charles Schwab & Co Inc Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct 101 Montgomery St/Mutual Funds San Francisco, CA 94104	Administrator
Wells Fargo Bank FBO 401(k) Accounts 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator
Wells Fargo Bank NA FBO Omnibus Account Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Administrator
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	Institutional
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Institutional
MLPF&S For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	Institutional
NFS LLC FEBO FMTC As Trustee FBO Hogan Lovells MU LTI Mgr Domestic Equity ED 1 Spartan Way # TS20 Merrimack, NH 03054-4300	R6
Matrix Trust Company As Agent For Moce & Co Furst Mid Illinois Banshares Inc 515 Charleston Avenue P.O. Box 529 Mattoon, IL 61938-0529	R6
Wells Fargo Bankd NA FBO Index Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator
Wells Fargo Bank FBO Omnibus Acct For Various Ret Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator
Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	Administrator
Wells Fargo Bankd NA FBO Index Fund Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator
Charles Schwab & Co Inc Special Custody Acct FBO Customers 101 Montgomery St/Mutual Funds San Francisco, CA 94104-4151	Administrator
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Administrator
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Administrator
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Institutional
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	R6
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Fund Level
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	Administrator
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Institutional
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	R6

Exhibit B

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND WELLS CAPITAL MANAGEMENT INCORPORATED

AMENDED AND RESTATED
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG WELLS FARGO FUNDS TRUST,
WELLS FARGO FUNDS MANAGEMENT, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

This AMENDED AND RESTATED AGREEMENT is made as of this 1st day of March 2001, as amended and restated as of November 7, 2012, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94163, Attention: J. Mari Casas.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Capital Management Incorporated dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.
Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
Karen Norton
Chief Operating Officer

APPENDIX A
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

Small Cap Opportunities Fund1

1On February 27-28, 2018 the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Wells Fargo Small Cap Opportunities Fund, effective on or about June 15, 2018.

SCHEDULE A

WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 27th day of March, 2009, and is amended as of the 10th day of November, 2017, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Fund for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

Small Cap Opportunities Fund1

First 100M - 0.350%
Next 200M - 0.300%
Over 300M - 0.250%

1On February 27-28, 2018 the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Wells Fargo Small Cap Opportunities Fund, effective on or about June 15, 2018.

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

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1. MAIL your signed and voted proxy back in the postage paid envelope provided

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CONTROL NUMBER: 123456789101

SAMPLE BALLOT

Wells Fargo Small Cap Opportunities Fund

Of

Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2018

The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Small Cap Opportunities Fund (“Wells Fargo Small Cap Opportunities Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 1:00 p.m., Eastern time, on May 15, 2018, at 200 Berkeley Street, 19th Floor, Boston, Massachusetts, 02116, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3306.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 15, 2018.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WellsFargoSmallCap.pdf

Wells Fargo Small Cap Opportunities Fund

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.   When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To consider and act upon a new investment sub-advisory agreement with Wells Capital Management Incorporated; and	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR CASTING YOUR VOTE